8. Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

10.	Income Taxes

During the three months ended March 31, 2019 and 2018, there was no provision for income taxes as the Company incurred losses during both periods. Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company records a valuation allowance against its deferred tax assets as the Company believes it is more likely than not the deferred tax assets will not be realized. The valuation allowance against deferred tax assets was approximately $23.8 million and $23.5 million as of March 31, 2019 and December 31, 2018, respectively.

As of March 31, 2019, and December 31, 2018, the net deferred tax liability of $2.9 million on the condensed consolidated balance sheets is related to book and tax basis differences for intangible assets with indefinite lives that were acquired in the Company’s January 2012 acquisition of SymbioTec. In accordance with ASC 740-10-30-18, the deferred tax liability related to the intangible assets cannot be used to offset deferred tax assets when determining the amount of the valuation allowance for deferred tax assets which are not more-likely-than-not to be realized. This results in a net deferred tax liability, even though the Company has a full valuation allowance on its other net deferred tax assets. This net deferred tax liability will continue to be reflected on the balance sheet until the related intangible assets are no longer held by the Company.

As of March 31, 2019 and December 31, 2018, the Company did not record any unrecognized tax positions.

8.	Income Taxes

Deferred tax assets and liabilities are determined based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, the Company must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. The Company has provided a full valuation allowance on the Company’s deferred tax assets because the Company believes it is more likely than not that its deferred tax assets will not be realized. The Company evaluates the recoverability of its deferred tax assets on a quarterly basis. Currently, there is no provision for income taxes as the Company has incurred losses to date.

The components of loss before income taxes are as follows:

	Year ended December 31,
	2018	2017
Domestic (U.S.)	$(3,824,673)	$(5,889,926)
Foreign (U.K.)	(3,379,268)	2,398,830
Foreign (Germany)	(96,517)	(104,036)
Loss before income taxes	$(7,300,458)	$(3,595,132)

The reconciliation of income tax benefit at the U.S. corporation tax rate, being the rate applicable to the country of domicile of the Company to net income tax benefit is as follows:

	Year ended December 31,
	2018	2017
Federal	$(1,533,096)	$(1,222,345)
State	(238,952)	(303,315)
Increase in tax losses not recognized	1,695,482	(359,833)
Permanent differences, net	40,015	162,543
Foreign rate differential	124,294	(383,601)
Share-based payments, net	20,441	(22,087)
Changes per enacted tax reform	–	2,320,059
Enhanced research and development tax credits	(108,184)	(191,421)
Net provision (benefit) for income taxes	$–	$–

Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	Year ended December 31,
	2018	2017
Deferred tax assets:
U.K. net operating loss carryforwards	$8,039,343	$7,641,719
U.K. capital loss carryforwards	1,298,303	1,378,643
U.S. federal net operating loss carryforwards	3,184,691	2,606,017
IPR&D	6,108,078	6,776,473
Share-based payments	1,859,357	1,527,615
Enhanced research and development tax credits	1,109,026	1,060,200
Germany net operating loss carryforwards	524,093	516,401
U.S. state net operating loss carryforwards	1,298,745	1,057,856
Accrued expenses	59,979	198,067
Depreciation	3,283	1,948
Other	–	–
Total deferred tax assets before valuation allowance	23,484,898	22,764,939
Valuation allowance for deferred tax assets	(23,484,898)	(22,764,939)
Deferred tax liabilities:
Indefinite-lived intangible asset	(2,918,518)	(2,918,518)
Debt discount	–	–
Total deferred tax liabilities	(2,918,518)	(2,918,518)
Net deferred liability	$(2,918,518)	$(2,918,518)

For the years ended December 31, 2018 and 2017, the Company had U.K. net operating loss carryforwards of approximately $47.3 million and $45.0 million, respectively, U.S. federal net operating loss carryforwards of approximately $16.5 million and $13.5 million, respectively, U.S. state net operating loss carryforwards of approximately $16.2 million and $13.3 million, respectively, and Germany net operating loss carryforwards of approximately $1.7 million and $1.6 million, respectively. The U.K. and Germany net operating loss carryforwards can be carried forward indefinitely. $3.0 million of the U.S. federal net operating loss carryforwards can be carried forward indefinitely and the remaining U.S. federal and state net operating loss carryforwards begin to expire in 2032.

The Company’s ability to use its operating loss carryforwards and tax credits generated in the U.S. to offset future taxable income is subject to restrictions under Section 382 of the U.S. Internal Revenue Code (the “Code”). These restrictions may limit the future use of the operating loss carryforwards and tax credits if certain ownership changes described in the Code occur. Future changes in stock ownership may occur that would create further limitations on the Company’s use of the operating loss carryforwards and tax credits. In such a situation, the Company may be required to pay income taxes, even though significant operating loss carryforwards and tax credits exist.

The Company’s ability to use its operating loss carryforwards and tax credits generated in the U.K. are subject to restrictions under U.K. tax legislation. These regulations may limit the future use of operating loss carryforwards if there is a change in ownership and a change in the nature or conduct of the business carried on by the Company, and in certain circumstances where there is a change in the nature or conduct of the business only. In such cases the carryforwards would cease to be available to set against future income.

On December 22, 2017, the U.S. enacted new tax reform (“Tax Cuts and Jobs Act”). The Tax Cuts and Jobs Act contains provisions with separate effective dates but is generally effective for taxable years beginning after December 31, 2017. Beginning with the year ending December 31, 2018, the corporate statutory rates on U.S. earnings were reduced from 34% to 21%. The impact of the rate reduction for the year ending December 31, 2017, was approximately $2.3 million relating to the revaluation of the net deferred tax assets. Other than the reduction in statutory rate, the Company does not anticipate the regulations will have a material impact on income taxes in future years. The Tax Cuts and Jobs Act also contains a provision requiring companies to repatriate all aggregate post 1986 earnings and profits of foreign corporations. The Company estimated that the repatriation will be zero under a provisional basis under SAB118. The final calculations under tax reform resulted in no change to the amounts estimated.

The Company’s ability to use its operating loss carryforwards and tax credits generated in Germany are also subject to restrictions under German tax legislation. These regulations may limit the future use of operating loss carryforwards if there is a change in ownership. In such cases the carryforwards would cease to be available to set against future income.

As of December 31, 2018 and 2017, the Company did not record any uncertain tax positions.

The Company files income tax returns in the U.S. federal tax jurisdiction and Massachusetts state tax jurisdiction, and certain foreign tax jurisdictions. The Company is subject to examination by the U.S. federal, state, foreign, and local income tax authorities for calendar tax years ending 2013 through 2018 due to available net operating loss carryforwards and research and development tax credits arising in those years. The Company has not been notified of any examinations by the Internal Revenue Service or any other tax authorities as of December 31, 2018. The Company has not recorded any interest or penalties for unrecognized tax benefits since its inception.

Potential 382 Limitation

The Company’s net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service.  The Company’s ability to utilize its net operating loss (“NOL”) and research and development credit (“R&D”) carryforwards may be substantially limited due to ownership changes that may have occurred or that could occur in the future, as required by Section 382 of the Code, as well as similar state provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively.  In general, an ownership change, as defined in Section 382 of the Code, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50% of the outstanding stock of a company by certain stockholders or public groups.

The Company has not completed a study to assess whether one or more ownership changes have occurred since it became a loss corporation as defined in Section 382 of the Code, but the Company believes that it is likely that an ownership change has occurred. If the Company has experienced an ownership change, utilization of the NOL and R&D credit carryforwards would be subject to an annual limitation, which is determined by first multiplying the value of the Company’s common stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any such limitation may result in the expiration of a portion of the NOL or R&D credit carryforwards before utilization.  Until a study is completed, and any limitation known, no amounts are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Any carryforwards that expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding adjustment to the valuation allowance. Due to the existence of the valuation allowance, it is not expected that any potential limitation will have a material impact on the Company’s operating results.

From time to time the Company may be assessed interest or penalties by major tax jurisdictions, namely the Commonwealth of Massachusetts. As of December 31, 2018, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. No interest and penalties have been recognized by the Company to date.

The Company’s net operating loss carryforwards are subject to review and possible adjustment by the Internal Revenue Service and are subject to certain limitations in the event of cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%.